Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Fund invests and the services available to shareholders.

A Statement of Additional Information (SAI) dated December 31, 1996 has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference (legally forms a part of this prospectus). For a free copy of the SAI, call 1-800-656-8864

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the U.S. Government, the FDIC, the Federal Reserve Board, or any other U.S. Government agency, and are subject to investment risk, including the possible loss of principal.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE MASTERS'
SELECT EQUITY
FUND

A No-load Mutual Fund

The Masters' Select Equity Fund is a growth fund that seeks to increase the value of your investment over the long term by using the combined talents and favorite stock picking ideas of six highly regarded portfolio managers.

Prospectus
December 31, 1996

Litman/Gregory Fund
 Advisors, LLC
4 Orinda Way
Orinda, CA 94563

Contents

The Fund at a Glance        3  Goal, Strategy and Management
Who May Want to Invest      4
Expenses                    4
The Fund in Detail          5  Investment Philosophy;  Management;  Investment
                               Managers; Securities, Investment Practices and
                               Risks; Fundamental Policies and Investment
                               Restrictions; Breakdown of Expenses, Organization

Your Account                17 Ways to Set Up Your Account
                            18 How to Buy Shares
                            20 How to Sell Shares
Shareholder and Account     22 Statements and Reports, Investor Services, Share
Policies                       Price, Purchases, Redemptions
Dividends, Capital Gains    23 Distribution Options, Taxes
and Taxes
Performance                 24
General Information         25







Prospectus                             2

The Fund at a Glance

Goal: The Masters' Select Equity Fund (the "Fund") seeks long term growth of capital primarily from investment in U.S. equity securities. As with any mutual fund, there is no assurance that the Fund will achieve this goal. Strategy: The Fund is sub-advised by six highly regarded investment managers. Each manager will run a fixed percentage of the Fund's portfolio and invest in a maximum of 15 stocks. This approach is designed to:

- Combine the efforts of six experienced, world class managers, all with superior long term public track records at other mutual funds.

- Access only the favorite stock picking ideas of each manager at any point in time. This will be achieved by limiting each manager to a maximum of 15 stocks within that manager's segment of the Fund.

- Deliver a Fund portfolio that is prudently diversified in terms of stocks (typically 75 to 90) and industries while still allowing the managers to run portfolio segments focused on only their favorite stocks.

- Further diversify across different size companies and stock picking styles by using six portfolio managers, each with a different stock picking discipline.

The Fund's Advisor has extensive experience evaluating investment managers and mutual funds. The Advisor has selected investment managers for the Fund that it believes are superior, based on their track record as well as the Advisor's subjective assessment of their investment philosophy, analytical support and other characteristics that it believes are found in superior investment managers.

Management: Litman/Gregory Fund Advisors, LLC is the Fund's Advisor. The Advisor is an affiliate of L/G Research, which publishes the No-Load Fund Analyst and conducts in-depth research on mutual funds and investment management firms. The Advisor is also affiliated with Litman/Gregory & Company, LLC, an investment management firm.

The Advisor has contracted with investment managers to manage the day-to-day stock picking. The individual portfolio managers are as follows:

Shelby Davis: CEO and Chief Investment Officer of Davis Selected Advisers, LP, the advisor to Davis New York Venture Fund.

Jean-Marie Eveillard: President of Societe Generale Asset Management Corporation and lead manager of SoGen International and SoGen Overseas Funds.

Foster Friess (and team): President of Friess Associates and also lead portfolio manager of the Brandywine Fund.

Mason Hawkins: Chief Executive Officer of Southeastern Asset Management and co-manager of Longleaf Partners Fund.

Spiros "Sig" Segalas: President and Chief Investment Officer of Jennison Associates Capital Corp. and portfolio manager of Harbor Capital Appreciation Fund.

Dick Weiss: Member of the Executive Committee at Strong Capital Management, Inc. and co-manager of
                                       3                              Prospectus

Strong Common Stock Fund.

Fund Closing: In order to ensure the integrity of the Fund's focused approach, it is expected that the Fund may close to new investors periodically at certain asset levels. Limiting the Fund's size will allow the investment managers to maintain their focus on selected securities.

Who May Want to Invest

The Fund is intended for investors who are willing to ride out short-term stock market fluctuations in pursuit of potentially above average long-term returns.

The value of the Fund's investments will vary from day to day, and generally reflects market conditions, interest rates, and other company, political or economic events. In the short term, stock prices can fluctuate dramatically in response to these factors. When you sell your shares, they may be worth more or less than what you paid for them. By itself, the Fund does not constitute a balanced investment plan.

Expenses

Expenses are one of several factors to consider when investing in a mutual fund. There are usually two types of expenses involved: shareholder transaction expenses, such as sales loads, and annual operating expenses, such as investment advisory fees. The Fund has no shareholder transaction expenses.

================================================================================
Annual Operating Expenses
================================================================================

Investment advisory fee                    1.10%
12b-1 fee                                  None
Other expenses of the Fund                  .65%
                                           ----
Total Fund operating expenses              1.75%

Example: Let's say, hypothetically, that the Fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invest, here's how much you would pay in total expenses if you close your account after the number of years indicated:

After 1 year                 $   18
After 3 years                $   55

The purpose of the above table is to provide an understanding of the various annual operating expenses which may be borne directly or indirectly by an investment in the Fund. This example illustrates the effect of expenses, but it is not meant to suggest actual or expected costs or returns, all of which may vary.

Annual operating expenses are paid out of the Fund's assets. The Fund pays an investment advisory fee to the Advisor equal to 1.10% of the Fund's average net assets. Each of the investment managers receives a fee for its services from the Advisor, not from the Fund. The Fund also incurs other expenses for services such as administrative services, maintaining shareholder records and furnishing shareholder statements and financial reports. "Other Expenses" in the table have been estimated. (Total Fund operating expenses are not expected to exceed 1.75%.) The Fund's expenses are factored into its share price and are not charged directly to shareholder accounts.

For a more complete description of the various costs and expenses, see "Breakdown of Expenses."

Prospectus                             4

The Fund in Detail

Investment Philosophy

The investment objective of the Fund is growth; that is, the increase in the value of your investment over the long term. The investment managers selected by the Advisor invest in securities of companies which they believe have strong appreciation potential. Under normal circumstances, the Fund intends to be substantially or fully invested in equity securities, including common stocks and other securities with the characteristics of common stocks.

The Fund's strategy is based on several fundamental beliefs:

First, the Advisor believes that it is possible to identify investment managers who will deliver superior performance relative to their peer groups. This belief is based on the Advisor's extensive experience evaluating and picking stock mutual funds.

Second, the Advisor believes that at any point in time most investment managers own a small number of stocks in which they are highly confident. However, because holding only 10 or 15 stocks is not considered prudent from a diversification standpoint or practical given the large dollar amounts managed by most successful managers, most stock mutual funds hold more than 50 stocks. The Advisor believes that, over time, the performance of most investment managers' "highest confidence" stocks exceeds that of their more diversified portfolios.

Third, the Advisor believes that during any given year certain stock picking styles will generate higher returns than the Standard & Poor's 500 Stock Index ("S&P 500"), while others will lag. By including a variety of stock picking styles in a single mutual fund the Advisor believes the variability of returns between stock picking styles can be lessened.

The Fund's six investment managers emphasize different stock picking styles and invest in stocks with a range of market capitalizations. The portion of the Fund assigned to each manager is fixed and has been determined with the specific objective of maintaining exposure to large company stocks at 50% to 75% of the Fund's total assets, in normal market conditions. These fixed allocations will be allowed to drift slightly. The Advisor is responsible for re-balancing the allocations as total assets in the Fund fluctuate.

The Advisor's strategy is to allocate the portfolio's assets among investment managers who, based on the Advisor's research, are judged to be among the best in their respective style groups.

The investment managers manage their individual portfolio segments by building a focused portfolio representing their highest confidence stocks. Each investment manager's portfolio segment includes a minimum of 5 securities and a maximum of 15 securities. Though the overall Fund may hold more or less securities at any point in time, it is generally expected that the Fund will hold between 75 and 90 securities.

Under unusual market conditions, for temporary defensive purposes, up to 35% of the Fund's total assets may be

                                       5                              Prospectus
invested in short term, high quality debt securities. Defensive positions may be initiated by the individual portfolio managers or by the Advisor.

Management

The Fund is managed by Litman/Gregory Fund Advisors, LLC, 4 Orinda Way, Orinda, CA 94563. The Advisor has overall responsibility for assets under management, recommends selection of investment managers to the Board of Trustees, evaluates performance of the investment managers, monitors changes at the investment managers' organizations which may impact their ability to deliver superior future performance, determines when to re-balance the investment managers' assets, and determines the amount of cash equivalents (if any) that may be held in addition to cash held in each of the investment managers' sub-portfolios. The Trustees will review the level and appropriateness of the various manager fee schedules.

Kenneth E. Gregory is a Trustee of the Trust and will be responsible for monitoring the day-to-day activity of the investment managers. Gregory is also President of L/G Research, an affiliated firm which publishes the No-Load Fund Analyst newsletter and conducts research on financial markets and mutual funds. He has been co-editor of the newsletter since its beginning in 1989. Gregory is also President and Chief Investment Officer of Litman/Gregory & Company, LLC, a money management firm. He has held this position since the founding of Litman/Gregory & Company, a predecessor firm, in 1987. He has been in the investment business since 1979.

Investment Managers

The Advisor believes that superior investment managers exhibit:

- Consistently above-average performance relative to an appropriate peer group. The Advisor measures investment manager performance against performance composites made up of other advisory firms using a similar stock picking style and market capitalization. The Advisor maintains its own database and has developed proprietary software to measure performance over various time periods.

- A record of outperforming the S&P 500 over most periods of five years or longer (U.S. equity managers).

- The confidence and ability to think and act independently of "Wall Street herd mentality."

- The passion for and obsession with stock picking that can result in working harder and more creatively to get an edge.

- A focus on the job of stock picking and portfolio management. Thus, the Advisor seeks investment managers who have attempted to mitigate non-investment distractions by delegating most business management and marketing duties.

The Advisor has extensive experience evaluating investment advisory firms using the above criteria and believes each of the investment managers selected to participate in the Fund exhibit the qualities mentioned above.

Information on the investment managers is summarized in the grid below and detailed in the paragraphs that follow.

Prospectus                             6

                           INVESTMENT MANAGER SUMMARY

                                             Investment
                         Initial             Experience/
Portfolio                Allocation of       Relevant Fund             Size of               Stock Picking
Manager                  Fund Portfolio      Experience                Companies             Style
Shelby Davis             20%                 Over 30 years/            Mostly large cap      Growth at a
                                             Davis New York                                  reasonable price
                                             Venture Fund
                                             since 1969

Jean-Marie               20%                 Over 30 years/            No market cap         Value oriented
Eveillard                                    SoGen International       restrictions          and global. At
                                             Fund since 1979                                 least 50%
                                                                                             invested in the
                                                                                             U.S.


Foster Friess and        10%                 Over 25 years/            Small and mid         High earnings
team                                         Brandywine Fund           cap                   growth
                                             since 1986


Mason Hawkins            20%                 Over 25 years/            All sizes but         Value
                                             Longleaf Partners         mostly mid and
                                             Fund since 1987.          large cap

Sprios "Sig"             20%                 Over 30 years/            Mostly large cap      High earnings
Segalas                                      Harbor Capital                                  growth
                                             Appreciation Fund
                                             since 1990.

Richard Weiss            10%                 Over 20 years/            Small and             Growth at a
                                             Strong Common             mid cap               reasonable price
                                             Stock Fund since
                                             1991.

                                       7                              Prospectus

Shelby Davis/Davis  Selected Advisers.

Shelby M. C. Davis is the lead portfolio manager for the segment of the Fund's assets managed by Davis Selected Advisers LP ("Davis Advisers"), 124 E. Marcy Street, Santa Fe, NM 87501. Davis has been in the investment business for over 30 years. He has been a portfolio manager for Davis New York Venture Fund since 1969; his son, Christopher C. Davis, was named co-portfolio manager in 1995. In total, Davis Advisers manages over $6.4 billion of mutual fund and ERISA portfolios including Davis New York Venture Fund. In performing its investment advisory services, Davis Advisers, while remaining ultimately responsible for its segment of the Fund's assets, is able to draw on the portfolio management, research and market expertise of its affiliates (including Davis Selected Advisers-NY, Inc.). The average annual total return of Davis New York Venture Fund and the Standard & Poor's 500 Stock Index, through September 30, 1996, is as follows:

Period                                                Fund          S&P 500

One year                                             14.73%         20.33%

Five years                                           17.86%         15.23%

Ten years                                            16.91%         14.96%

(Note: Past performance is not necessarily indicative of future performance of the Fund.)

Approximately 20% of the Fund's assets will be managed by Davis. He invests primarily in large companies using a strategy that takes into account both growth and value. This approach is often referred to as "growth at a reasonable price." Davis prefers high quality companies as evidenced by some or all of the following:

-    Solid top-line (revenue) and unit growth

-    Management with a stake in the business

-    A business plan for the next three to five years

- Participation in an industry that is capable of earning a good return on capital

-    Respected by competitors

-    Low cost operations

Davis often seeks to buy companies exhibiting some or all of these characteristics at depressed prices because they are temporarily out of favor. When buying out-of-favor stocks, he believes there is often a catalyst which will eventually push the stock price higher.

Mason Hawkins/Southeastern Asset Management. Mason Hawkins is the lead portfolio manager for the portion of the Fund's assets run by Southeastern Asset Management, Inc. (Southeastern), 6075 Poplar Avenue, Memphis, Tennessee 38119. Hawkins has been in the investment business for over 20 years and founded Southeastern, which he controls, in 1975. He has managed the Longleaf Partners Fund since its inception in 1987. In total, Southeastern manages over $6 billion. The average annual total return of Longleaf Partners Fund and the Standard & Poor's 500 Stock Index, through September 30, 1996, is as follows:

Period              Fund    S&P 500

One year            14.89%   20.33%

Three years         18.86%   17.42%

Five years          19.81%   15.23%

(Note: Past performance is not necessarily indicative of future performance of the Fund.)

Approximately 20% of the Fund's assets are managed by Southeastern using a value oriented approach to picking stocks. The Firm considers

Prospectus                             8
companies of all sizes, although most of its portion of the Fund's assets are expected to be invested in mid-sized and larger companies. Southeastern focuses on securities of companies believed to have unrecognized intrinsic value and the potential to grow their economic worth. Southeastern believes that superior long term performance can be achieved when positions in financially strong, well-managed companies are acquired at prices significantly below their business value and are sold when they approach their corporate worth. Corporate intrinsic value is determined through careful securities analysis and the use of established disciplines consistently applied over long periods of time. Securities which can be identified and purchased at a price significantly discounted from their intrinsic worth not only protect investment capital from significant loss but also facilitate major rewards when the true business value is ultimately recognized. Seeking the largest margin of safety possible, Southeastern requires at least a 40% market value discount from its appraisal of an issuer's intrinsic value before purchasing the security. To determine intrinsic value, current publicly available financial statements are carefully scrutinized, and two primary methods of appraisal are applied. The first assesses what is believed to be the real economic value of the issuer's net assets, and the second examines the issuer's ability to generate free cash flow after required or maintenance capital expenditures. After free cash flow is determined, conservative projections about its rate of future growth are made. The present value of that stream of cash flow plus its terminal value is then calculated using a discount rate based on expected interest rates. If the calculations are accurate, the present value would be the price at which buyers and sellers negotiating at arms length would accept for the whole company. In a concluding analysis, the asset value determination and/or the discounted free cash flow value are compared to business transactions of comparable corporations. Other considerations used in selecting potential investments include the following:

-    Indications of shareholder oriented management.

-    Evidence of financial strength

-    Potential earnings improvement.

Spiros  Segalas/Jennison  Associates.

Spiros "Sig" Segalas is the portfolio manager for the segment of the Fund's assets run by Jennison Associates Capital Corp., 466 Lexington Avenue, New York, New York 10017. Segalas has been in the investment business for over 30 years and has been the portfolio manager for the Harbor Capital Appreciation Fund since May, 1990. He is a founding member and President and Chief Investment Officer of Jennison Associates Capital Corp., a wholly-owned subsidiary of the Prudential Insurance Company of America. As of September 30, 1996, Jennison Associates managed over $17 billion in U.S. equity securities. The average annual total return of Harbor Capital Appreciation Fund and the Standard & Poor's 500 Stock Index, since May, 1990, when Segalas became portfolio manager through September 30, 1996, is as follows:
                                       9                              Prospectus

Period              Fund    S&P 500

One year            12.10%   20.33%

Three years         19.01%   17.42%

Five years          18.61%   15.23%

(Note: Past performance is not necessarily indicative of future performance of the Fund.)

Approximately 20% of the Fund's assets will be run by Segalas. He seeks to invest in mid-sized and large companies experiencing superior absolute and relative earnings growth. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. In considering a stock for ownership, Segalas considers price/earnings ratios relative to the market as well as the companies' histories. In addition, he seeks out companies experiencing some or all of the following:

-    High sales growth

-    High unit growth

-    High or improving returns on assets and equity

-    Strong balance sheet.

Segalas also prefers companies with a competitive advantage such as unique management, marketing or research and development.

Foster Friess and Team/Friess Associates. Foster Friess is the lead portfolio manager for the segment of the Fund's assets run by Friess Associates, Inc., 350 Broadway, Jackson, Wyoming 83001. Friess has been in the investment business for over 25 years and has been manager of the Brandywine Fund since 1986. He is also President and with his wife, Lynette Friess, sole owner of Friess Associates. In total Friess manages over $9 billion. The average annual total return of Brandywine Fund and the Standard & Poor's 500 Stock Index, through September 30, 1996, is as follows:

Period              Fund    S&P 500

One year             9.95%   20.33%

Five years          19.94%   15.23%

Ten years           19.08%   14.96%

(Note: Past performance is not necessarily indicative of future performance of the Fund.)

Approximately 10% of the Fund's assets will be run by Friess and his team. Friess invests in stocks of well-financed issuers which have proven records of profitability and strong earnings momentum. Emphasis will be placed on companies with market capitalizations under $5 billion. These companies are likely to be lesser known companies moving from a lower to higher market share position within their industry groups rather than the largest and best known companies in these groups. Friess may, however, purchase common stocks of well known, highly researched mid-sized companies if the team believes those common stocks offer particular opportunity for long term capital growth. In selecting investments, Friess will consider financial characteristics of the issuer, including historical sales and net income, debt/equity and price/earnings ratios and book value. Friess may also review research reports of broker-dealers and trade publications and, in appropriate situations, meet with management. Greater weight will be given to internal factors, such as product or service development, than to external factors,

Prospectus                             10
such as interest rate changes, commodity price fluctuations, general stock market trends and foreign currency exchange values. A particular issuer's dividend history is not considered important.


Richard T. Weiss/Strong Capital Management.

Richard Weiss is the co-manager for the segment of the Fund's assets run by Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051. Weiss has been in the investment business for over 20 years and has been the co-manager of the Strong Common Stock Fund since joining Strong in 1991. Weiss is a member of the firm's Executive Committee. Prior to joining Strong he was the lead manager of the SteinRoe Special Fund commencing in 1981. In total, Weiss co-manages over $3 billion. Strong Capital Management was founded in 1974 and is controlled by Richard Strong. The average annual total return of Strong Common Stock Fund and the Standard & Poor's 500 Stock Index, through September 30, 1996, is as follows:

Period              Fund    S&P 500

One year            15.67%   20.33%

Three years         15.09%   17.42%

Five years          18.37%   15.23%

(Note: Past performance is not necessarily indicative of future performance of the Fund.)

Approximately 10% of the Fund's assets will be run by Weiss. He will invest in stocks of small and mid-sized companies that are undervalued either because they are not broadly recognized, are in transition, or are out of favor based on short-term factors. In seeking attractively valued companies, Weiss focuses on companies with above average growth potential that also exhibit some or all of the following:

-    Low institutional ownership and low analyst coverage

-    High quality management

-    Sustainable competitive advantage.

Weiss evaluates the degree of undervaluation relative to his estimate of each company's private market value. This private market value approach is based on an assessment of what a private buyer would be willing to pay for the future cash flow stream of the target company. Based on his experience, Weiss believes that, except for technology and other high growth stocks, most stocks trade between 50% and 80% of private market value. When trading at the low end of this range, companies take steps to prevent takeover, or they are taken over. The private market value estimate is applied flexibly based on the outlook for the industry and the company fundamentals.

Jean-Marie Eveillard/Societe Generale Asset Management Corp. Jean-Marie Eveillard is the portfolio manager for the segment of the Fund's assets run by Societe Generale Asset Management (SGAM), 1221 Avenue of the Americas, New York, New York 10020. Eveillard has been in the investment business for over 30 years and has been the portfolio manager for SoGen International Fund, a multi-asset global fund, since 1979. Eveillard is also
                                       11                             Prospectus

President of SGAM, an indirect subsidiary of Societe Generale, one of France's largest banks. SGAM currently manages nearly $5 billion. The average annual total return of SoGen International Fund, the Standard & Poor's 500 Stock Index and the Morgan Stanley EAFE Index through September 30, 1996, are as follows:

Period      Fund      EAFE     S&P 500

One year    12.06%    8.61%     20.33%

Five years  13.01%    8.17%     15.23%

Ten years   12.59%    8.67%     14.96%

(Note: Past performance is not necessarily indicative of future performance of the Fund.)

Because SoGen International Fund invested in fixed income investments as well as stocks, the above indexes are not ideal benchmarks.

Approximately 20% of the Fund's assets will be run by Eveillard, who will invest in securities all over the world. At least 50% of his segment must be invested in U.S. securities. Eveillard is a value investor and uses a bottom-up orientation that focuses on the fundamentals of a specific security rather than its immediate environment. In searching for obscure or depressed securities, his approach is flexible so that despite an equity focus he will sometimes own fixed income securities that he believes can deliver equity-type returns. Eveillard is also flexible in the size of companies looked at (very small to very large) as well their geographic location (developed or emerging markets). Eveillard's time horizon is three to five years, and his indifference to short term issues allows him to consider companies that have become bargains offering long term value due to temporary problems. Eveillard avoids a "black box" approach to assessing value. In particular, whenever possible, he looks for an imbalance between his estimate of what a reasonable buyer would pay for the entire company, and the price for the security in the public market.

It is expected that Eveillard will limit his segment of the Fund's portfolio to $150 million. When his allocation reaches this limit, it is likely that the Fund will add an additional manager to manage new cash flows that would otherwise have been allocated to Eveillard.

The investment methods used by these managers in selecting securities for the Fund varies. The segment of the Fund's portfolio managed by an investment manager will, under normal circumstances, differ from the segments managed by the other investment managers with respect to portfolio composition, turnover, issuer capitalization and issuer financial condition. Since selections are made independently by each investment manager, it is possible that a security held by one portfolio segment may also be held by other portfolio segments of the Fund or that several managers may simultaneously favor the same industry segment. The Advisor will monitor the overall portfolio on a daily basis to ensure that such overlaps do not create an unintended industry concentration or lack of diversification. The allocation of Fund assets to each investment manager is not expected to change materially.

In the event an investment manager were no longer able to continue to manage a segment of the Fund's portfolio, the Advisor would select a replacement investment manager with an investment style comparable to that

Prospectus                           12
of the investment manager being replaced. In addition, if an investment manager is no longer able to manage all of the assets allocated to it, as a result of the growth of the Fund, the Advisor would select an additional manager with a comparable style. The Advisor would use the same criteria as those used in the original selection of investment managers.

The Advisor has applied for an exemptive order from the Securities and Exchange Commission which, if received, would permit the Advisor, subject to certain conditions, to select new managers with the approval of the Board of Trustees, but without obtaining shareholder approval. The order would also permit the Advisor to change the terms of agreements with the managers or continue the employment of a manager after an event which would otherwise cause the automatic termination of services. Shareholders would be notified of any manager changes. Shareholders have the right to terminate arrangements with a manager by vote of a majority of the outstanding shares of the Fund. The order would also permit the Fund to disclose manager's fees only in the aggregate in its registration statement.

Each investment manager selects the brokers and dealers to execute transactions for the segment of the Fund being managed by that manager.

Securities, Investment Practices and Risks

Under normal circumstances, the Fund intends to be substantially or fully invested in equity securities, including common stocks and other securities with the characteristics of common stocks. These securities include, but are not limited to, those issued by small companies and foreign companies.

Small Companies. The Fund will typically invest 20% to 30% of its assets in small companies. While smaller companies generally have potential for rapid growth, investments in smaller companies also often involve greater risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies may be less liquid than those of larger companies.

Foreign Securities. The Fund may invest up to 25% of its total assets in foreign securities, including depositary receipts. Under normal circumstances the Advisor expects that the total invested in foreign securities will be less than 15% of total assets. American Depositary Receipts (ADRs) are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European and Global Depositary Receipts (EDRs and GDRs) are bearer receipts designed for use in foreign securities markets. Depositary receipts may be sponsored or unsponsored; unsponsored depositary receipts are organized without the cooperation of the foreign issuer of the underlying securities. As a result, information about the issuer may not be as current or complete as for sponsored receipts, and the prices of unsponsored receipts may be more volatile. The Fund may also invest in foreign exchange forward contracts or currency futures or options on foreign currency in connection with its investments in foreign securities.

There are special risks associated with investing in foreign securities, including increased political and economic risk, as well as exposure to currency fluctuations. The Fund may also invest in foreign securities of issuers in emerging or developing countries, which involve greater risks than other foreign investments. Emerging markets may be more volatile than both the U.S. and more developed foreign markets, and there are other risks more fully described in the SAI.

                                     * * *

The following paragraphs describe briefly some of the other securities the Fund may buy and some of the strategies that may be used by the

                                       13                             Prospectus

Fund, as well as some of the risks associated with investing in the Fund. More information on this subject is contained in the SAI.

Options on Securities and Securities Indices. The Fund may buy call options on securities in order to fix the cost of a future purchase or to attempt to enhance return. The Fund may buy put options on securities to hedge against a decline in the value of securities it owns. The Fund may also write (sell) put and covered call options on securities in which it is authorized to invest. The Fund may also purchase and write options on U.S. securities indices. Options transactions will be entered into for hedging purposes and not for speculation. The Fund's ability to use these instruments successfully will depend on an investment manager's ability to predict accurately movements in the prices of securities, interest rates and the securities markets. There is no assurance that liquid secondary markets for options will always exist, and the correlation between hedging instruments and the securities or sectors being hedged may be imperfect. The requirement to cover obligations may impede portfolio management or the ability to meet redemption requests. It may also be necessary to defer closing out options positions to avoid adverse tax consequences.

U.S. Government Securities. The Fund may invest in direct obligations of the United States, such as Treasury bills, notes and bonds, as well as obligations of U.S. agencies and instrumentalities. Not all securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Some, such as securities issued by the Federal National Mortgage Association, are supported solely or primarily by the creditworthiness of the issuer. If an obligation is not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the security for repayment and may not be able to assert a claim against the U.S. Government if the agency or instrumentality does not meet its commitments. The Fund may also invest in mortgage-backed securities.

Repurchase Agreements. The Fund may enter into repurchase agreements, in which the Fund buys securities and the seller agrees to repurchase them from the Fund at a mutually agree-upon time and price. The period of maturity is normally overnight or a few days. The resale price is higher than the purchase price, reflecting the Fund's rate of return. Each repurchase agreement is fully collateralized, but if the seller defaults, the Fund may incur a loss. The Fund only enters into repurchase agreements with institutions which meet certain creditworthiness and other criteria.

Illiquid Securities. The Fund may invest up to 15% of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid.

Securities Lending. The Fund may lend up to 10% of its portfolio securities to financial institutions in order to increase the Fund's income.

Borrowing. The Fund may borrow from banks in an amount up to 20% of its

Prospectus                             14
total assets, but only for temporary, extraordinary or emergency purposes. The Fund may also engage in reverse repurchase agreements.

Junk Bonds. The Fund may invest up to 10% of its total assets in debt securities rated below investment grade by a recognized rating agency or in unrated securities determined by an investment manager to be of comparable quality. These securities are subject to greater risk of loss of income and principal than higher-rated bonds, as well as greater market risk and greater price volatility.

Other Information. The Fund may also engage in transactions in stock index futures and may sell short "against the box," which is a way of locking in unrealized gains; it does not currently intend to engage in any other short sales. The Fund may invest up to 5% of its total assets in securities on a when-issued or delayed-delivery basis.

The Advisor does not expect the Fund's portfolio turnover rate to exceed 100%.

Fundamental Policies and Investment Restrictions

A fundamental policy is one which cannot be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment objective is a fundamental policy, as is its policy to be a diversified fund and not to concentrate in securities of issuers in any one industry. Most of the limits and restrictions set forth above are not fundamental policies and may be changed by the Board of Trustees without shareholder approval. A complete description of the Fund's fundamental policies and investment restrictions is contained in the SAI.


--------------------------------------------------------------------------------
Breakdown of Expenses


Breakdown of Expenses

Like all mutual funds, the Fund pays expenses related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Fund pays an investment advisory fee to the Advisor each month, at the annual rate of 1.10% of the Fund's average daily net assets. This fee is higher than that paid by most mutual funds. The Advisor (not the Fund) pays the investment managers, each of which is also compensated monthly on the basis of the assets committed to their individual discretion.

While the investment advisory fee is a significant component of the Fund's annual operating expenses, the Fund also pays other expenses. The Fund pays a monthly administration fee to Investment Company Administration Corporation for such services as preparing various reports and regulatory filings and monitoring the activities of other service providers to the Fund, at the annual rate of 0.10% on the first $200 million of its average net assets, subject to an annual

                                       15                             Prospectus
minimum of $40,000. The Fund also pays other expenses, such as legal, audit, custodian and transfer agency fees, as well as the compensation of Trustees who are not affiliated with the Advisor or any of the investment managers.

Assuming the Fund has total assets of $75 million or less, the specific fees that the Advisor is obligated to pay each Manager annually are as follows:
Southeastern Asset Management, 0.75% of its allocated portion; Davis Selected Advisers, L.P., 0.60% of its allocated portion; Strong Capital Management, Inc., 0.75% of its allocated portion; Jennison Associates Capital Corp., 0.75% of the first $10,000,000 of its allocated portion, 0.50% of the next $30,000,000 of its allocated portion, and 0.35% of the remainder of its allocated portion; Friess Associates, 1.00% of its allocated portion; and Societe Generale Asset Management, 0.75% of its allocated portion.

The Advisor has agreed to reimburse the Fund for any ordinary operating expenses above 1.75% of the Fund's average net assets. The Advisor reserves the right to be repaid by the Fund if expenses subsequently fall below the specified limit in future years. But the Fund's operating expenses including any repayments will never be allowed to exceed 1.75% of average annual net assets. This expense limitation arrangement is guaranteed by the Advisor for at least the first year of the Fund's operations. After that, it may be terminated at any time, subject to approval by the Board of Trustees and prior notice to shareholders. This expense limitation will decrease the Fund's expenses and boost its performance.

Organization

The Masters' Select Equity Fund is a series of Masters' Select Investment Trust (the Trust), an open-end management investment company, organized as a Delaware business trust on August 1, 1996.

The Trust is governed by a Board of Trustees, responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet throughout the year to oversee the activities of the Fund, review the compensation arrangements between the Advisor and the investment managers, review contractual arrangements with companies that provide services to the Fund and review performance. The majority of Trustees are not otherwise affiliated with the Advisor or any of the investment managers. Information about the Trustees and officers is contained in the SAI.

The Fund may hold special meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change fundamental policies, approve an investment advisory contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based on the number of shares of the Fund you own.

Prospectus                             16

================================================================================
Ways to Set Up Your Account
================================================================================

Individual or Joint Account

For your general investment needs

Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

--------------------------------------------------------------------------------
Retirement

To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.

Individual Retirement Accounts (IRAs) allow anyone of legal age and under 70 1/2 with earned income to invest up to $2000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250 and the combined contributions do not exceed $2,250.

- Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

- Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

- Other retirement plans, such as Keogh or corporate profit sharing plans, 403(b) plans and 401(k) plans, may invest in the Fund. All of these accounts need to be established by the plan's trustee. The Fund does not offer prototypes of these plans.

--------------------------------------------------------------------------------
Gifts or Transfers to Minor (UGMA, UTMA)

To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).
--------------------------------------------------------------------------------
Trust

For money being invested by a trust

The trust must be established before an account can be opened.
--------------------------------------------------------------------------------
Business or Organization

For investment needs of corporations, associations, partnerships or other groups

Does not require a special application.
                                       17                             Prospectus

Your Account

How to Buy Shares

You can open a new account by mailing in an application with a check for $5,000 or more.

After your account is open, you may add to it by:

- mailing a check or money order along with the form at the bottom of your account statement, or a letter;

-    wiring money from your bank; or

-    making automatic investments.

The Fund is a no-load fund, which means you pay no sales commissions of any kind. Once each business day, the Fund calculates its share price: the share price is the Fund's net asset value (NAV). Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-960-0188 for more information and a retirement application.

If you buy shares by check and then sell those shares within two weeks, the payment may be delayed for up to seven business days to ensure that your purchase check has cleared.

National Financial Data Services is the Fund's Transfer and Dividend Paying Agent; its address is 1004 Baltimore, 5th Floor; Kansas City, MO 64105, and its mailing address is P.O. Box 419929, Kansas City, MO 64141-6929.

First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261E, Phoenix AZ 85018, an affiliate of the Administrator, is the Fund's principal underwriter.

================================================================================
Minimum Investments
================================================================================

To Open an Account*                     $5,000

For automatic investment plans          $2,500

For retirement accounts                 $1,000

To Add to an Account*                     $250

For retirement accounts                   $250

Through automatic investment plans        $100

Minimum Balance                         $2,500

For retirement accounts                   $250

* The minimum investment requirements may be waived from time to time by the Distributor.


For Information: 1-800-960-0188



To Invest
By Mail:


By Wire:       Call:

                 1-800-960-0188 to set up an account and arrange a wire transfer
Prospectus                             18

================================================================================
How to Buy Shares
================================================================================

Mail                                                                   [GRAPHIC]

--------------------------------------------------------------------------------
To open an account:

- Complete and sign the new account application. Make your check or money order payable to "Masters' Select Equity Fund."

     Mail to the address on the new account application or, for overnight delivery, send to:

                        National Financial Data Services
                           1004 Baltimore, 5th Floor
                             Kansas City, MO 64105

To add to an account:

- Make your check or money order payable to "Masters' Select Equity Fund." Put your account number on your check.

     Mail your check and the stub from the bottom of your account statement (or enclose a note with your name, address and account number) to the address on your account statement or, for overnight delivery, send to:

                        National Financial Data Services
                           1004 Baltimore, 5th Floor
                             Kansas City, MO 64105

--------------------------------------------------------------------------------
Wire                                                                   [GRAPHIC]
--------------------------------------------------------------------------------
To open an account:

-    Call  1-800-960-0188 for instructions on opening an account by wire.

To add to an account:

-    Call 1-800-960-0188 for instructions on adding to an account by wire.

--------------------------------------------------------------------------------
Automatic Investment Plan                                              [GRAPHIC]
--------------------------------------------------------------------------------
To open an account:

- If you sign up for the Automatic Investment Plan when you open your account, the minimum initial investment is $2,500.

- Complete and sign the Automatic Investment Plan section of the new account application.

To add to an account:

- Sign up for the Automatic Investment Plan or call 1-800-960-0188 for instructions on how to establish this Plan.

                                       19                             Prospectus

How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value per share (share price) calculated after your order is received and accepted. The share price is normally calculated at 4 p.m.
Eastern time.

To sell shares in a non-retirement account, you may use any of the methods described on these two pages.

To sell shares in a retirement account, your request must be made in writing.

Certain requests must include a signature guarantee. It is designed to protect you and the Fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

-    You wish to redeem more than $25,000 worth of shares,

-    Your account registration has changed within the last 30 days,

- The check is being mailed to a different address from the one on your account (record address), or

-    The check is being made payable to someone other than the account owner.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee.

The Fund may close small accounts. Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or Uniform Gifts or Transfers to Minors Act accounts) may be redeemed by the Fund if, due to redemptions you have made, the total value of your account is reduced to less than $2,500. If the Fund determines to make such an involuntary redemption, you will first be notified that the value of your account is less than $2,500, and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $2,500 before the Fund takes any action.

Selling Shares by Letter

Write a "letter of instruction" with:

-    Your name,

-    Your Fund account number,

-    The dollar amount or number of shares to be redeemed, and

-    Any other applicable requirements listed in the table on page 17.

- Unless otherwise instructed, the Fund will send a check to the record address. Mail your letter to:

                        National Financial Data Services
                           1004 Baltimore, 5th Floor
                             Kansas City, MO 64105

Selling Shares by Telephone

If you accepted the telephone redemption option when you filled out your new account application, you can sell shares simply by calling 1-800-960-0188. The amount you wish redeemed (up to $25,000) will be wired to your bank account.
Prospectus                             20

================================================================================
How to Sell Shares
================================================================================

By Phone           All account types          - Maximum check request: $25,000
1-800-960-0188     except retirement
---------------------------------------------------------------------------------------------
Mail or in Person  Individual, Joint Tenant,  - The letter of  instructions must be
                   Sole Proprietorship,         signed by all persons required to sign
                   UGMA, UTMA                   for transactions, exactly as their
                                                names appear on the account.

                   Retirement Account         - The account owner should complete a
                                                retirement distribution form.Call
                                                1-800-960-0188 to request one.

                   Trust                      - The trustee  must sign the letter
                                                indicating capacity as trustee. If the
                                                trustee's name is not in the account
                                                registration, provide a copy of the trust
                                                document certified within the last 60 days.

                   Business or Organization   - At least one person authorized by
                                                corporate resolutions to act on the account
                                                must sign the letter.

                                              - Include a corporate resolution with
                                                corporate seal or a signature guarantee.

                   Executor, Administrator,   - Call 1-800-960-0188 for instructions.
                   Conservator, Guardian

---------------------------------------------------------------------------------------------
Wire               All account types          - You must sign up for the wire feature before
                   except retirement            using it. To verify that it is in place, call
                                                1-800-960-0188. Minimum wire: $5,000.

                                              - Your wire redemption request must be received
                                                by the Fund before 4 p.m. Eastern time for
                                                money to be wired the next business day.

                                       21                             Prospectus

Shareholder and Account Policies

Statements, Reports and Inquiries

Statements and reports that the Fund sends you include the following:

- Confirmation statements (after every transaction that affects your account balance or your account registration)

-    Financial reports (every six months)

If you have questions about your account, you may call the Transfer Agent at 1-800-960-0188.


Investor Services

The Fund offers the following services to investors:

A systematic withdrawal plan lets you set up periodic redemptions from your account.

Regular Investment Plan: One easy way to pursue your financial goals is to invest money regularly. The Fund offers a convenient service that lets you transfer money into your Fund account automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-960-0188 for more information.

Share Price

The Fund is open for business each day the New York Stock Exchange (NYSE) is open. The Fund calculates its NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time.

The Fund's NAV is the value of a single share. The NAV is computed by adding the value of the Fund's investments, cash, and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The NAV is also the redemption price (price to sell one share).

The Fund's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.

Purchases

- All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

-    The Fund does not accept cash, credit cards or third-party checks.

- If your check does not clear, your purchase will be cancelled and you will be liable for any losses or fees the Fund or its transfer agent incurs.

- Your ability to make automatic investments may be immediately terminated if any item is unpaid by your financial institution.

- The Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in the Advisor's opinion, it is so large that it would disrupt management of the Fund. Order may also be rejected from persons believed by the Advisor to be "market timers."

Prospectus                             22

Certain financial institutions that have entered into sales agreements with the Fund may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

These institutions may charge you a fee if you buy or sell shares through them.

Redemptions

- Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days to pay you.

- Redemptions may be suspended or payment dates postponed when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Dividends, Capital Gains, and Taxes

The Fund distributes substantially all of its net income and capital gains, if any, to shareholders each year. Normally, dividends and capital gains are distributed in December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-960-0188 for instructions. The Fund offers three options:

1. Reinvestment Option. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gain distributions.

For retirement accounts, all distributions are automatically reinvested. When you are over 59 1/2 years old, you can receive distributions in cash.

When the Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.

Understanding Distributions

As a Fund shareholder, you are entitled to your share of the Fund's net income and gains on its investments. The Fund passes its earnings along to its investors as distributions.

The Fund earns dividends from stocks and interest from short term investments. These are passed along as dividend distributions. The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

                                       23                             Prospectus

Taxes

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

Taxes on distributions. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal tax purposes, the Fund's income and short term capital gain distributions are taxed as dividends; long term capital gain distributions are taxed as long term capital gains. Every January, the Fund will send you and the IRS a statement showing the taxable distributions.

Taxes on transactions. Your redemptions are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of the Fund, the Fund will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether the sales resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

"Buying a dividend." If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31 % withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

Performance

Mutual fund performance is commonly measured as total return. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. Total return reflects the Fund's performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance; it is not the same as actual year-by-year results.

Total  return and average  annual total

Prospectus                             24
return are based on past results and are not a prediction of future performance. They do not include the effect of income taxes paid by shareholders. The Fund may sometimes show its performance compared to certain performance rankings, averages or stock indices (described more fully in the SAI).

General Information

The Fund is the only existing series of shares of Masters' Select Investment Trust (the Trust). The Board of Trustees may at its own discretion create additional series of shares. The Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held.

The Declaration of Trust provides that the shareholders have the right to remove a Trustee. Upon the written request of the record holders of ten percent of the Trust's shares, the Trustees will call a meeting of shareholders to vote on the removal of a Trustee. In addition, ten shareholders holding the lesser of $25,000 worth or one per cent of the shares may communicate with other shareholders to request a meeting to remove a Trustee. No amendment may be made to the Declaration of Trust that would have a material adverse effect on shareholders without the approval of the holders of more than 50% of the Trust's shares. Shareholders have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above.

The legality of share issuance is passed upon by Heller, Ehrman, White & McAuliffe, San Francisco, California.

                                       25                             Prospectus

                         THE MASTERS' SELECT EQUITY FUND

                       Statement of Additional Information

                             Dated December 31, 1996

This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the prospectus dated December 31, 1996, as may be amended from time to time, of The Masters' Select Equity Fund (the "Fund"), a series of Masters' Select Investment Trust (the "Trust"). Litman/Gregory Fund Advisors, LLC (the "Advisor") is the Advisor of the Fund. The Advisor has retained six investment managers as sub-advisers ("Managers"), each responsible for portfolio management of a segment of the Fund's total assets. A copy of the prospectus may be obtained from the Fund at 4 Orinda Way, Suite 230D, Orinda, California 94563, telephone (510) 254-8999.

                                TABLE OF CONTENTS


                                                                     Cross-reference to sections
                                                          Page            in the prospectus
                                                          ----       ---------------------------
Introduction to the Masters' Select Equity Fund......      B-2       The Fund at a Glance

Investment Objective and Policies....................      B-4       The Fund at a Glance; The Fund in
                                                                     Detail

Management...........................................     B-21       The Fund in Detail: Management,
                                                                     Investment Managers, Breakdown of
                                                                     Expenses, Organization

Portfolio Transactions and Brokerage.................     B-24       The Fund in Detail: Investment Managers

Net Asset Value......................................     B-25       Your Account: How to Buy Shares

Taxation  ...........................................     B-26       Taxes

Dividends and Distributions..........................     B-28       Dividends, Capital Gains, and Taxes

Performance Information..............................     B-28       Performance

General Information..................................     B-29       General Information

Appendix  ...........................................     B-30       Not applicable

Statement of Assets and Liabilities..................     B-31       Not applicable

Notes to Statement of Assets and Liabilities.........     B-31       Not applicable

                 INTRODUCTION TO THE MASTERS' SELECT EQUITY FUND

         The Masters' Select Equity Fund is a new Fund designed to access the favorite stock picking ideas of six of the mutual fund industry's most successful portfolio managers. Today there are hundreds of equity mutual funds available to investors. Typically, these funds invest in a well diversified portfolio of 50 to 200 stocks by focusing on a particular stock picking approach. Without a doubt there are many good funds to choose from. However, we think there is a better way.

         The Masters' Select Equity Fund takes a different approach. We marshal the efforts of six world class investment managers, with each focusing on their specialty and, within that specialty, concentrating on only their most compelling investment ideas. Working independently, and representing a variety of stock picking styles, each manager contributes a minimum of 5 and a maximum of 15 stocks to the Fund's portfolio. By limiting each manager's holdings to only their most compelling ideas, the Fund seeks to isolate the stock picker's skill in a way traditional funds cannot. And, while benefiting from each manager's very focused portfolio, the overall Fund is well-diversified with the six managers directing a total Fund portfolio of up to 90 stocks in a variety of industries. The Fund will be closed at a level that will protect the integrity of the concept.

         The  following   provides  more  detailed  answers  to  commonly  asked
questions about the Masters' Select Equity Fund.

Q:  How is the Fund structured?
A: The Fund's portfolio is divided up into six parts, each being managed by a different sub-advisor/stock picker. Each stock picker works independently investing their portion of the Fund's portfolio in not more than 15 securities (typically stocks). Each of the sub-advisors are well known, highly respected stock fund managers, possessing what we believe are exceptional track records.

Q:  Why is each manager limited to 15 holdings?
A: We have studied, interviewed and analyzed mutual funds and their stock pickers for years and have come to believe that most stock pickers/fund managers own a handful of stocks at any point in time in which they have a higher degree of confidence than the other stocks that round out their portfolios. We believe these "high confidence" stocks, on average, over a market cycle, have the potential to out-perform the manager's total portfolio.

Q: What support is there for this highly focused approach to investing?

A: There are a number of arguments in favor of a highly focused approach to investing. First, is basic common sense. We believe it is unlikely that a stock picker will do as well with his/her 30th, 50th or 100th pick as with his or her favorite 10 or 15. Secondly, in talking to managers over the years we've learned that many invest their own portfolios in fewer stocks than they use for their own funds. Third, if we look at the few funds that are more focused, we find some of the best performers in the industry (Longleaf Partners, Sequoia Fund, CGM Capital Development, Baron Asset, Clipper, Oakmark, FPA Capital). And of course there is Warren Buffett, arguably the greatest investor alive, who is famous for investing in a small handful of good businesses. Finally, we are familiar with a number of fund managers who have told us about (or showed us) their superior performance on separate accounts or private funds they run in a less diversified fashion. Focused investing isn't necessary to be a successful investor. But, in the hands of superior investors, we believe it significantly raises the odds of superior performance.

Q: If this approach of focusing on a small group of compelling investment ideas is so good, why haven't many similar funds been formed already?
A: There are two reasons why focused or minimally diversified funds are not common. First, a portfolio of only 15 stocks is potentially risky precisely because of the limited diversification. Second, most good stock funds attract billions of dollars. With a portfolio in the billions, the fund's manager loses flexibility to invest in only a few stocks. So, in order to invest the sizable asset base, funds often expand the number of stocks in their portfolios as they grow.

Q: How does the Masters' Select Equity Fund solve these problems? A: The multi-manager approach solves the diversification problem. By including six managers, each with a portfolio of not more than 15 stocks, we can "capture" each manager's most compelling ideas, while at the same time provide investors with a very diversified portfolio. Typically, we expect the Fund to hold 75 to 90 stocks. We will avoid the asset growth problem by closing the Fund at a level that will not allow the managers to stray from the Fund's strategy.

Q:  What are the stock picking styles represented in the Fund?
A: There are a mix of styles represented. They include: mid/large cap value, mid/large cap growth-at-a-reasonable price, mid/large cap earnings momentum, small cap earnings momentum, small-cap growth-at-a-reasonable price, and global value.

Q:  Why is there such a mix of styles?
A: In designing the Fund, one of our objectives was to structure the portfolio so that it would make sense as a core equity fund holding for most investors. We believe a mix of stock picking styles will help to smooth out the performance over time. For example, whether a particular market environment favors value stocks over growth, big cap over small, this Fund should always have a portion of its portfolio participating in the strong segment. It will never be totally invested in an out-of-favor segment (for example, a big cap value fund in a big cap growth market).

Q: How did we decide on the allocations to styles and managers, and will these change?
A: Because we wanted the Fund to make sense as a core holding, appealing to a broad group of investors, we chose to overweight U.S. big cap stocks. Each big cap manager will be allocated 20% of the portfolio (for a total of 60%). The global value manager will also receive a 20% weighting. The two small cap managers will each run 10%. These initial allocations may drift slightly over time. As the Fund's advisor, we will determine when to re-balance back to the original allocations. The overall effect is to create a very diversified Fund with enough small cap exposure (20% to 25% at any point in time) and aggressive growth exposure (30% -- this includes 10% of the small cap exposure) to give the Fund some drive in a bull market. At the same time, we believe there is enough out-of-sync international exposure (10% to 15% in normal circumstances) and more conservative big cap exposure to keep the Fund's risk profile in line with the overall stock market.

Q:  Who are the sub-advisors?

-------------------------------------------------------------------------------------------------------------------
      SUB-ADVISOR                INITIAL                 RELEVANT                  STYLE IN MASTERS'
                               ALLOCATION            FUND EXPERIENCE                     FUND
-------------------------------------------------------------------------------------------------------------------
Shelby Davis                      20%            New York Venture Fund             Large/mid-cap growth-at-a-
                                                                                   reasonable price
-------------------------------------------------------------------------------------------------------------------
Jean-Marie Eveillard              20%            Sogen Overseas                    Global value
                                                 Sogen International
-------------------------------------------------------------------------------------------------------------------
Mason Hawkins                     20%            Longleaf Partners                 Large/mid-cap value
-------------------------------------------------------------------------------------------------------------------
Spiros "Sig" Segalas              20%            Harbor Capital Appreciation       Large cap earnings
                                                                                   momentum
-------------------------------------------------------------------------------------------------------------------
Foster Friess/team                10%            Brandywine Fund                   Small/mid cap earnings
                                                                                   momentum
-------------------------------------------------------------------------------------------------------------------
Dick Weiss                        10%            Strong Common Stock               Small cap growth-at-a-
                                                                                   reasonable price
-------------------------------------------------------------------------------------------------------------------

Q:  How were the sub-advisors selected?
A: We sought our favorite managers in each style category. Our evaluation process is both quantitative and qualitative. On the quantitative side we study the records of stock pickers with an eye to consistency of performance and superior performance over a market cycle, relative to the appropriate peer group. On the qualitative side we look for traits we have come to believe are common in great stock pickers. These include a passion for their job that often borders on obsession; the ability to think independently with the conviction level to act on those thoughts; and a focus on the job of stock picking (limited business related or marketing distractions). In addition, all the managers are very experienced and have a long-term focus. We believe this group of managers brings together in a single Fund an unprecedented level of talent and experience.

Q: How will the managers work together? Is there potential for egos to get in the way?
A: This will not be a Fund run by committee. Each sub-advisor will work independently of the others and for this reason we don't envision any conflicts. We also don't expect to have overlapping portfolios because of the differing market caps and investment styles the managers employ. However, as the Fund's overall advisor, part of Litman/Gregory's role will be to watch for excessive overlap or industry concentration.

Q:  How will we evaluate the managers?
A: In terms of performance, evaluation will be relative to an appropriate peer group. We will measure performance against style benchmarks we have created and against the better managers in a particular style group. Our evaluation horizon will be long-term. We will not focus on performance of one year or less. In general, we do not believe short-term performance evaluation adds value and it can put undue pressure on a manager. Moreover, the 15-stock portfolios each manager will run make a short-term evaluation horizon even less appropriate. Our expectation is to focus more heavily on performance over two to three years. From a qualitative standpoint we will monitor the sub-advisors' focus, staff continuity, and other factors which will impact our confidence in each manager's ability to perform well in the future.

Q:  What will the Fund's risk level be?
A: This is an equity fund so it will exhibit equity market risk. When the overall stock market is declining, it is likely that this Fund will decline as well. At times declines will be severe. Though we can't say for sure, based on our many years of experience constructing portfolios of mutual funds, we believe the Fund's broad diversification will result in risk over a market cycle that is similar to that of the S&P 500 (the overall U.S. stock market).

Q:  Who is this Fund for?
A: We believe the Masters' Select Equity Fund is appropriate for most investors looking for long-term stock market exposure. We believe the combination of style diversification, some (limited) foreign exposure, and proven managers with superior track records make the Fund appropriate as a core holding for the equity portion of most investor's portfolios. For less active investors this Fund may make sense for the entire equity portion of the portfolio. For active investors, the Fund may be a core position that is supplemented by various types of equity funds depending on the objectives of the investor. For investors who believe in a combination of indexing and active management, the potential for higher market cycle performance from this Fund may make it an appropriate complement to an indexed portfolio.

Q: What are reasonable performance expectations for the Masters' Select Equity Fund?
A: Though there can be no guarantees, we believe this Fund, built on the concept of isolating the most compelling stock picks of a gifted group of stock pickers, is likely to deliver superior performance over a market cycle. However, we believe it is important to point out that we don't believe this Fund will be a chart topping fund year-in and year-out. The diversification that we believe will smooth out the performance over time is also likely to keep this Fund off the top of the charts over short time periods.

Q:  What will the expense level be?
A: Expenses will begin at 1.75%. These will decline as the Fund's assets grow. If we achieve the asset growth we expect, we believe the expenses will decline to levels lower than that of the average equity fund. The Fund is a no-load, no 12b-1 fund.

                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objective of the Fund is to provide long-term growth of capital. There is no assurance that the Fund will achieve its objective. The discussion below supplements information contained in the prospectus as to investment policies of the Fund. Convertible Securities and Warrants

         The  Fund  may  invest  in  convertible   securities  and  warrants.  A
convertible  security  is a  fixed  income  security

(a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

         A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

Other Corporate Debt Securities

         The Fund may invest in non-convertible debt securities of foreign and domestic companies over a cross-section of industries. The debt securities in which the Fund may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments. The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities.

Risks of Investing in Debt Securities

         There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short, intermediate, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

         Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

Risks of Investing  in  Lower-Rated  Debt Securities

         As set forth in the prospectus, the Fund may invest a portion of its net assets in debt securities rated below "Baa" by Moody's or "BBB" by S&P or below investment grade by other recognized rating agencies, or in unrated securities of comparable quality under certain circumstances. Securities with ratings below "Baa" and/or "BBB" are commonly referred to as "junk bonds." Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including the following:

         Sensitivity to Interest Rate and Economic Changes. The economy and interest rates affect high yield securities differently from other securities. For example, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund's asset values.

         Payment Expectations. High yield bonds present certain risks based on payment expectations. For example, high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return.

         Liquidity and Valuation. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact a Manager's ability to accurately value high yield bonds and the Fund's assets and hinder the Fund's ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

         Credit Ratings. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Manager must monitor the issuers of high yield bonds in the Fund's portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds' liquidity so the Fund can meet redemption requests. The Fund will not necessarily dispose of a portfolio security when its rating has been changed.

Short-Term Investments

         The Fund may invest in any of the following securities and instruments:

         Bank Certificates or Deposit, Bankers' Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S.
Government.  If the  Fund  holds  instruments  of  foreign  banks  or  financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

         Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

         As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

         In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

         Savings Association Obligations. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of

$100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

         Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

         Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by a Manager to be of comparable quality. These rating symbols are described in Appendix A.

         Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

Money Market Funds

         The Fund may under certain circumstances invest a portion of its assets in money market funds. The Investment Company Act of 1940 (the "1940 Act") prohibits the Fund from investing more than 5% of the value of its total assets in any one investment company. or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. The Advisor and the Managers will not impose advisory fees on assets of the Fund invested in a money market mutual fund. However, an investment in a money market mutual fund will involve payment by the Fund of its pro rata share of advisory and administrative fees charged by such fund.

Government Obligations

         The Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home
Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

         Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing
Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

         The Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to meet such conditions could result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debt in a timely manner.

Zero Coupon Securities

         The Fund may invest up to 35% of its net assets in zero coupon securities issued by the U.S. Treasury. Zero coupon Treasury securities are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts, or certificates representing interests in such stripped debt obligations or coupons. Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

Variable and Floating Rate Instruments

         The Fund may acquire variable and floating rate instruments. Such instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by the Fund will be determined by a Manager under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Fund. In making such determinations, a Manager will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by the Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event of the issuer of the instrument defaulting on its payment obligation or during periods in which the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

Mortgage-Related Securities

         The Fund may invest in mortgage-related securities. Mortgage-related securities are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.

         U.S. Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-throughs." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of U.S. mortgage-related securities is GNMA, a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

         Government-related guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC's national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.

         Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

         Collateralized Mortgage Obligations ("CMOs"). A domestic or foreign CMO in which the Fund may invest is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest maturity. Classes that have longer maturity dates and lower seniority will receive principal only after the higher class has been retired.

Foreign Investments and Currencies

         The Fund may invest in securities of foreign issuers that are not publicly traded in the United States. The Fund may also invest in depositary receipts and in foreign currency futures contracts and may purchase and sell foreign currency on a spot basis.

         Depositary  Receipts.  Depositary  Receipts  ("DRs")  include  American
Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other forms of depositary receipts. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

         Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

         Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

         Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. The value of the Fund's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

         Market Characteristics. The Managers expect that many foreign securities in which the Fund invest will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund's portfolio securities may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

         Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of the Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

         Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

         Taxes. The interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.

         Costs. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

         Emerging markets. Some of the securities in which the Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in a less liquidity and greater price volatility; national policies that may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

         In considering whether to invest in the securities of a foreign company, a Manager considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the prospectus, depending on a Manager's assessment of prevailing market, economic and other conditions.

Options on Securities and Securities Indices

         Purchasing Put and Call Options. The Fund may purchase covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to various stock indices subject to certain restrictions. The Fund will engage in trading of such derivative securities exclusively for hedging purposes.

         If the Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when a Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

         If the Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of the Fund in the underlying security and the price of the underlying security thereafter falls, the profit the Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

         Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions.

         Writing Call Options. The Fund may write covered call options. A call option is "covered" if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         Stock Index Options. The Fund may also purchase put and call options with respect to the S&P 500 and other stock indices. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund's portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

         The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on a stock index would be subject to a Manager's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

         Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, the Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of the Fund to purchase put or call options only with respect to an index which a Manager believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

         Risks Of Investing in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Fund may enter into options transactions may be limited by the Internal Revenue Code (the "Code") requirements for qualification of the Fund as a regulated investment company. See "Dividends and Distributions" and "Taxation."

         In addition, when trading options on foreign exchanges, many of the protections afforded to participants in United States option exchanges will not be available. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

         Dealer Options. The Fund will engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

         Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

         The Staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

         Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Fund will use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.

         As with other kinds of option transactions, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. The Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations: however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

         Spread Transactions. The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put a securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Forward  Currency Contracts

         The Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Futures Contracts and Related Options

         The Fund may invest in futures contracts and options on futures contracts as a hedge against changes in market conditions or interest rates. The Fund will trade in such derivative securities for bona fide hedging purposes and otherwise in accordance with the rules of the Commodity Futures Trading Commission ("CFTC"). The Fund will segregate liquid assets in a separate account with its Custodian when required to do so by CFTC guidelines in order to cover its obligation in connection with futures and options transactions.

         No price is paid or received by the Fund upon the purchase or sale of a futures contract. When it enters into a domestic futures contract, the Fund will be required to deposit in a segregated account with its Custodian an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as initial margin.

The margin requirements for foreign futures contracts may be different.

         The nature of initial margin in futures transactions is different from that of margin in securities transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments (called variation margin) to and from the broker will be made on a daily basis as the price of the underlying stock index fluctuates, to reflect movements in the price of the contract making the long and short positions in the futures contract more or less valuable. For example, when the Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position will be less valuable and the Fund will be required to make a variation margin payment to the broker.

         At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's position in the futures contract A final determination of variation margin is made on closing the position. Additional cash is paid by or released to the Fund, which realizes a loss or a gain.

         In addition to amounts segregated or paid as initial and variation margin, the Fund must segregate liquid assets with its custodian equal to the market value of the futures contracts, in order to comply with Commission requirements intended to ensure that the Fund's use of futures is unleveraged. The requirements for margin payments and segregated accounts apply to both domestic and foreign futures contracts.

         Stock Index Futures Contracts. The Fund may invest in futures contracts on stock indices. Currently, stock index futures contracts can be purchased or sold with respect to the S&P 500 Stock Price Index on the Chicago Mercantile Exchange, the Major Market Index on the Chicago Board of Trade, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. Foreign financial and stock index futures are traded on foreign exchanges including the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

         Interest Rate or Financial Futures Contracts. The Fund may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

         The sale of an interest rate or financial futures contract by the Fund would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by the Fund would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         The Fund will deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Domestic interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; GNMA modified pass-through mortgage-backed securities; three-month United States Treasury bills; and 90-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. International interest rate futures contracts are traded on the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

         Foreign Currency Futures Contracts. The Fund may use foreign currency future contracts for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the German mark, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Currency Unit ("ECU"). Other foreign currency futures contracts are likely to be developed and traded in the future. The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         Risks of Transactions in Futures Contracts. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

         To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund will lose money on the future and also experience a decline in value in its portfolio securities. However, the Advisor believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

         Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by a Manager may still not result in a successful hedging transaction over a very short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund may intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         Successful use of futures by the Fund is also subject to a Manager's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

         In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

         Options on Futures Contracts. As described above, the Fund may purchase options on the futures contracts they can purchase or sell. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. There is no guarantee that such closing transactions can be effected.

         Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

         Restrictions on the Use or Futures Contracts and Related Options. The Fund will not engage in transactions in futures contracts or related options for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. The

Fund may not purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. The Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets.

         These restrictions, which are derived from current federal regulations regarding the use of options and futures by mutual funds, are not "fundamental restrictions" and may be changed by the Trustees of the Trust if applicable law permits such a change and the change is consistent with the overall investment objective and policies of the Fund.

         The extent to which the Fund may enter into futures and options transactions may be limited by the Code requirements for qualification of the Fund as a regulated investment company. See "Taxation."

Repurchase Agreements

         The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor or a Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements.

         The Fund may enter into reverse repurchase agreements. The Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. The Fund may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of the Fund's securities is disadvantageous.

         The Fund causes the custodian to segregate liquid assets, such as cash, U.S. Government securities or other high grade liquid debt securities equal in value to its obligations (including accrued interest) with respect to reverse repurchase agreements. In segregating such assets, the custodian either places such securities in a segregated account or separately identifies such assets and renders them unavailable for investment. Such assets are marked to market daily to ensure full collateralization is maintained.

Dollar Roll Transactions

         The Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a security to a financial institution concurrently with an agreement by the Fund to purchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional portfolio securities of the Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for the Fund exceeding the yield on the securities sold.

         At the time the Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. Government securities or other high-grade liquid debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

When-Issued Securities, Forward Commitments and Delayed Settlements

         The Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

         The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of a Manager to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

         The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

         The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Zero-Coupon, Step-Coupon and Pay-in-Kind Securities

         The Fund may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, the Code requires the holders of these securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on the securities accruing that year. The Fund may be required to distribute a portion of that discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

Borrowing

         The Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts up to 20% of the value of its total assets at the time of such borrowings. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Lending Portfolio Securities

         The Fund may lend its portfolio securities in an amount not exceeding 30% of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral. The terms of the Fund's loans must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any serious matter and must meet certain tests under the Code.

Short Sales

         The Fund is authorized to make short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box") and to make short sales of securities which it does not own or have the right to acquire.

         In a short sale that is not "against the box," the Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

         Short sales by the Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

         If the Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

         The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when a Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

         The extent to which the Fund may enter into short sales transactions may be limited by the Code requirements for qualification of the Fund as a regulated investment company. See "Taxation."

Illiquid Securities

         The Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Advisor and the Managers will monitor the amount of illiquid securities in the Fund's portfolio, under the supervision of the Trust's Board of Trustees, to ensure compliance with the Fund's investment restrictions.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Trust's Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

Risks of Investing in Small Companies

         As stated in the prospectus, the Fund may invest in securities of small companies. Additional risks of such investments include the markets on which such securities are frequently traded. In many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in a fund that invests exclusively in larger, more established companies. A Manager's research efforts may also play a greater role in selecting securities for the Fund than in a fund that invests in larger, more established companies.

Investment Restrictions

         The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the outstanding voting securities of the Fund. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

         As a matter of fundamental policy, the Fund is diversified; i.e., as to 75% of the value of a its total assets: (i) no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities); and (ii) the Fund may not purchase more than 10% of the outstanding voting securities of an issuer. The Fund's investment objective is also fundamental.

         In addition, the Fund may not:

         1. Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding; and (ii) this restriction shall not prohibit the Fund from engaging in options, futures and foreign currency transactions or short sales;

         2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

         3. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

         4. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

         5. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

         6. Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts and currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission;

         7. Invest in oil and gas limited partnerships or oil, gas or mineral leases;

         8. Make loans of money (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements); or

         9.  Make   investments  for  the  purpose  of  exercising   control  or
management.

         The Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

         The Fund may not:

         1. Invest in the securities of other investment companies or purchase any other investment company's voting securities or make any other investment in other investment companies except to the extent permitted by federal and state law.

         2. Invest more than 15% of its assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities which are determined by the Board of Trustees to be liquid).

                                   MANAGEMENT

         The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Managers, Administrator, Custodian and Transfer Agent. The day to day operations of the Trust are delegated to its officers, subject to the Fund's investment objectives and policies and to general supervision by the Board of Trustees.

         The Trustees and officers of the Trust, their ages and positions with the Trust, their business addresses and principal occupations during the past five years are:


Name, address and age           Position         Principal Occupation During Past Five Years
A. George Battle (52)            Trustee         Senior Fellow, The Aspen Institute since June, 1995.
1065 Sterling Avenue                             Director of Peoplesoft, Inc.; Barra, Inc:, and Fair, Isaac.
Berkeley, CA 94708                               Formerly (until 1995) Managing Partner, Market Development of
                                                 Andersen Consulting.

Frederick August
Eigenbrod, Jr. PhD (55)          Trustee         Senior Vice President, Right Associates (industrial psychologists)
19925 Stevens Creek Blvd.
Cupertino, CA 95014

Kenneth E. Gregory* (39)         President and   President of the Advisor; President of L/G Research Inc. (publishers)
4 Orinda Way                     Trustee         and Litman/Gregory & Co., LLC (investment advisors)
Suite 230D
Orinda, CA 94556

Craig A. Litman* (49)            Secretary and   Treasurer and Secretary of the Advisor; Vice President and Secretary
100 Larkspur Landing Circle      Trustee         of L/G Research Inc.; Chairman of Litman/Gregory & Co., LLC
Suite 204
Larkspur, CA 94939

Taylor M. Welz (37)              Trustee         Partner, Bowman & Company, LLP (certified public accountants)
2431 W. March Lane
Suite 100
Stockton, CA 95207

John Coughlan (40)               Treasurer       Chief Operating Officer, Litman/Gregory & Co., LLC, since 1996;
4 Orinda Way                                     Controller, Centex Homes of Northern CA, 1995 - 1996;
Suite 230D                                       Senior Vice President, Countrywide Capital Markets, Inc., 1994;
Orinda, CA 94556                                 Executive Vice President, TMAC, 1992 - 1994; Vice President and
                                                 Treasurer, Barnett Range Corporation, prior to 1992

* denotes Trustees who are "interested persons" of the Trust under the 1940 Act.



         It is estimated that each Trustee who is not an interested person of the Trust will receive a fee at the annual rate of $5,000.

The Advisor and the Managers

         Subject to the supervision of the Board of Trustees, investment management and related services are provided by the Advisor, pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). In addition, the assets of the Fund are divided into segments by the Advisor, and individual selection of securities in each segment is provided by a Manager selected by the Board of Trustees pursuant, in each case, to a form of sub-advisory agreement ("Management Agreement"). Under the Advisory Agreement, the Advisor has agreed to (i) furnish the Fund with advice and recommendations with respect to the selection and continued employment of Managers to manage the actual investment of the Fund's assets; (ii) direct the allocation of the Fund's assets among such Managers; (iii) oversee the investments made by such Managers on behalf of the Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iv) oversee the actions of the Managers with respect to voting proxies for the Fund, filing Section 13 ownership reports for the Fund, and taking other actions on behalf of the Fund; (v) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator, another agent of the Fund or an Manager; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund's assets which the Fund's administrator or distributor or the officers of the Trust may reasonably request; and (vii) render to the Trust's Board of Trustees such periodic and special reports with respect to each Fund's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees. The Advisor has agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Personnel of the Advisor may serve as officers of the Trust provided they do so without compensation from the Trust. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust's Board of Trustees may desire and reasonably request. With respect to the operation of the Fund, the Advisor has agreed to be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Trust and the Fund including the provision of persons qualified to serve as officers of the Trust; (ii) compensating the Managers selected to invest the assets of the Funds; (iii) the expenses of printing and distributing extra copies of the Fund's prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders); and (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor or any Manager.

         Under each Management Agreement, each Manager agrees to invest its Allocated Portion of the assets of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's and Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws; the Fund's prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Advisor or the Trustees of the Trust may impose from time to time in writing to Manager. In providing such services, Manager shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, and other applicable law.

         Without limiting the generality of the foregoing, each Manager has agreed to (i) furnish the Fund with advice and recommendations with respect to the investment of the Manager's Allocated Portion of the Fund's assets, (ii) effect the purchase and sale of portfolio securities for Manager's Allocated Portion or determine that a portion of such Allocated Portion will remain uninvested); (iii) manage and oversee the investments of the Manager's Allocated Portion; subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iv) vote proxies and take other actions with respect to the securities in Manager's Allocated Portion; (v) maintain the books and records required to be maintained with respect to the securities in Manager's Allocated Portion; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund's assets which the Advisor, Trustees or the officers of the Trust may reasonably request; and (vii) render to the Trust's Board of Trustees such periodic and special reports with respect to Manager's Allocated Portion as the Board may reasonably request.

         As compensation for the Advisor's services (including payment of the Manager's fees), the Fund pays it an advisory fee at the rate specified in the prospectus. In addition to the fees payable to the Advisor and the Administrator, the Trust is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund's shareholders and the Trust's Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

         The Advisor may agree to waive certain of its fees or reimburse the Fund for certain expenses, in order to limit the expense ratio of the Fund. In that event, subject to approval by the Trust's Board of Trustees, the Fund may reimburse the Advisor in subsequent years for fees waived and expenses reimbursed, provided the expense ratio before reimbursement is less than the expense limitation in effect at that time.

         The Advisor is controlled by Craig A. Litman and Kenneth E. Gregory.

         Under the Advisory Agreement and each Management Agreement, the Advisor and the Managers will not be liable to the Trust for any error of judgment by the Advisor or Managers or any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence by reason of reckless disregard of its obligations and duties under the applicable agreement.

         The Advisory Agreement and the Management Agreements will remain in effect for a period not to exceed two years. Thereafter, if not terminated, each Advisory and Management Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

         The Advisory and Management Agreements are terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Trust at any time without penalty, on 60 days written notice to the Advisor or a Manager. The Advisory and Management Agreements also may be terminated by the Advisor or a Manager on 60 days written notice to the Trust. The Advisory and Management Agreements terminate automatically upon their assignment (as defined in the 1940 Act).

         The Administrator. The Administrator has agreed to be responsible for providing such services as the Trustees may reasonably request, including but not limited to (i) maintaining the Trust's books and records (other than financial or accounting books and records maintained by any custodian, transfer agent or accounting services agent); (ii) overseeing the Trust's insurance relationships; (iii) preparing for the Trust (or assisting counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the Trust's shareholders and Trustees and reports to and other filings with the Securities and Exchange Commission and any other governmental agency (the Trust agreeing to supply or cause to be supplied to the Administrator all necessary financial and other information in connection with the foregoing); (iv) preparing such applications and reports as may be necessary to register or maintain the Trust's registration and/or the registration of the shares of the Trust under the securities or "blue sky" laws of the various states selected by the Trust (the Trust agreeing to pay all filing fees or other similar fees in connection therewith); (v) responding to all inquiries or other communications of shareholders, if any, which are directed to the Administrator, or if any such inquiry or communication is more properly to be responded to by the Trust's custodian, transfer agent or accounting services agent, overseeing their response thereto; (vi) overseeing all relationships between the Trust and any custodian(s), transfer agent(s) and accounting services agent(s), including the negotiation of agreements and the supervision of the performance of such agreements; (vii) together with the Advisor, monitoring compliance by the Managers with tax, securities and other applicable requirements; and (viii) authorizing and directing any of the Administrator's directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. All services to be furnished by the Administrator under this Agreement may be furnished through the medium of any such directors, officers or employees of the Administrator.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Each Management Agreement states that, with respect to the segment of the Fund's portfolio allocated to the Manager, the Manager shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Manager shall not direct orders to an affiliated person of the Manager without general prior authorization to use such affiliated broker or dealer by the Trust's Board of Trustees. In general, a Manager's primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances. In selecting a broker-dealer to execute each particular transaction, a Manager may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

                  Subject to such policies as the Advisor and the Board of Trustees of the Trust may determine, a Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's or Advisor's overall responsibilities with respect to the Fund. Each Manager is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Manager shall determine, and each Manager shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor. Each Manager is also authorized to consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution price.

         On occasions when a Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

                                 NET ASSET VALUE

         The net asset value of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) each business day. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

         The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

         Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. In that case, the price used to determine the Fund's net asset value on the last day on which such exchange was open will be used, unless the Trust's Board of Trustees determines that a different price should be used. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which the Fund's net asset value is not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which the Fund calculates its net asset value may occur between the times when such securities are valued and the close of the NYSE that will not be reflected in the computation of the Fund's net asset value unless the Board or its delegates deem that such events would materially affect the net asset value, in which case an adjustment would be made.

         Generally, the Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Managers and the Trust's Pricing Committee pursuant to procedures approved by or under the direction of the Board.

         The Fund's securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Managers to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

         Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

         Corporate debt securities, mortgage-related securities and asset-backed securities held by the Fund are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service, approved by the Board, or at fair value as determined in good faith by procedures approved by the Board. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

         An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is the last sale or settlement price on the exchange or board of trade on which the future is traded or, if no sales are reported, at the mean between the last bid and asked price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board. If an options or futures exchange closes after the time at which the Fund's net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

         Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board in good faith will establish a conversion rate for such currency.

         All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

                                    TAXATION

         The Fund will be taxed, under the Internal Revenue Code (the "Code"), as a separate entity from any other series of the Trust, and it intends to elect to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. In each taxable year that the Fund qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

         In order to qualify for treatment as a RIC, the Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) less than 30% of the Fund's gross income each taxable year may be derived from the sale or other disposition of securities held for less than three months; (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         Distributions of net investment income and net realized capital gains by the Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

         The Fund or any securities dealer effecting a redemption of the Fund's shares by a shareholder will be required to file information reports with the IRS with respect to distributions and payments made to the shareholder. In addition, the Fund will be required to withhold federal income tax at the rate of 31% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and made certain required certifications on the Account Application Form or with respect to which the Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

         The Fund intends to declare and pay dividends and other distributions, as stated in the Prospectus. In order to avoid the payment of any federal excise tax based on net income, the Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

         The Fund may receive dividend distributions from U.S. corporations. To the extent that the Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

         The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

         For accounting purposes, when the Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

         Any security, option, or other position entered into or held by the Fund that substantially diminishes the Fund's risk of loss from any other position held by that Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

         Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by the Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of
Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

         Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

         Redemptions and exchanges of shares of the Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period. All or a portion of a loss realized upon the redemption of shares of the Fund may be disallowed to the extent shares of the same Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

         Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

         The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Fund. The law firm of Heller, Ehrman, White & McAuliffe has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in the Fund.

                           DIVIDENDS AND DISTRIBUTIONS

         Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

         Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.


         The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold 31% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.


                             PERFORMANCE INFORMATION

Total Return

         Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:
                 n
         P(1 + T)  = ERV

where "P" equals a hypothetical initial payment of $1000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Yield

         Annualized yield quotations used in the Fund's advertising and promotional materials are calculated by dividing the Fund's investment income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                             6
         YIELD = 2 [(a-b + 1)  - 1]
                    ----
                     cd
where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, net of reimbursements; "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends and "d" equals the maximum offering price per share on the last day of the period.

         Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

         For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

Other information

         Performance data of the Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World and Barron's.

                               GENERAL INFORMATION

         The Trust is a newly organized entity and has no prior business history. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends. The Board of Trustees has created one series of shares, and may create additional series in the future, which have separate assets and liabilities. In the event more than one series were created, income and operating expenses not specifically attributable to a particular Fund would be allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

         Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

         The Trust's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 is responsible for holding the Funds' assets and acts as the Trust's accounting services agent. The Trust's independent accountants, McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, NY 10017, assist in the preparation of certain reports to the Securities and Exchange Commission and the Fund's tax returns.

         At December 12, 1996, all of the Fund's outstanding shares were owned by Messrs. Litman and Gregory.

                                    APPENDIX

                             Description of Ratings

Moody's Investors Service, Inc.: Corporate Bond Ratings

         Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa---Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

         A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's Corporation: Corporate Bond Ratings

         AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Commercial Paper Ratings

         Moody's commercial paper ratings are assessments of the issuer's ability to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

         Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation "A-3" have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

                           MASTERS' SELECT EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 12, 1996

Assets
     Cash in bank ..........................................................................   $100,000
     Prepaid registration fees (Note 3) ....................................................     21,091
     Deferred organization costs (Note 4) ..................................................     94,491
                                                                                               --------
         Total Assets ......................................................................   $215,582

Liabilities
     Payable for registration expenses and organization costs ..............................   $115,582

Net Assets
     Applicable to 10,000 shares of beneficial interest issued and outstanding; an unlimited
         number of shares (par value $.01 authorized) ......................................   $100,000
                                                                                               ========

Net Asset Value (Offering and Redemption Price) per share ..................................   $  10.00
                                                                                               ========

                  NOTES TO STATEMENT OF ASSETS AND LIABILITIES

1. Masters' Select Equity Fund (the "Fund") is a diversified series of Masters' Select Investment Trust (the "Trust"), a Delaware business trust organized on August 1, 1996 and registered under the Investment Company Act of 1940 as an open-end management investment company.

2. The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement with Litman/Gregory Fund Advisors LLC (the "Advisor"), a Distribution Agreement with First Fund Distributors, Inc. (the "Distributor") and an Administration Agreement with Investment Company Administration Corporation (the "Administrator"). The Trust, on behalf of the Fund, has also entered into sub-advisory agreements with six investment managers pursuant to which each investment manager provides portfolio management and related services with respect to a segment of the Fund's portfolio. (See "Management" in the Statement of Additional Information.) Certain officers and Trustees of the Trust are officers and/or directors of the Advisor, the Distributor and the Administrator.

     The Advisor has agreed to waive its fees, and/or reimburse the Fund for other operating expenses, to the extent necessary to limit the Fund's total annual operating expenses to 1.75% of the Fund's average net assets. Any such waivers or reimbursements are subject to repayment by the Fund in subsequent years to the extent that the Fund's operating expenses are then less than that 1.75% limit.

3. Prepaid registration fees are charged to income as the related shares are issued.

4. Deferred organization costs will be amortized over a period of sixty months from the date on which the Fund commences operations. In the event that the original shares invested in the Fund are redeemed prior to the end of the amortization period, the proceeds of the redemption payable in respect of those shares will be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of redemption) of the unamortized deferred organization costs as of the date of that redemption. In the event the Fund is liquidated prior to the end of the amortization period the holders of the original shares will bear the unamortized deferred organization costs.

                           [McGLADREY & PULLEN LOGO]

                            McGLADREY & PULLEN, LLP
                  --------------------------------------------
                  Certified Public Accountants and Consultants

                          INDEPENDENT AUDITOR'S REPORT

To the Trustees and Shareholders
Masters' Select Investment Trust


     We have audited the accompanying statement of assets and liabilities of the Masters' Select Equity Fund, a series of Masters' Select Investment Trust, as of December 12, 1996. This financial statement is the responsibility of the Fund's management. Our responsibility is to expres an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures related to the schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Masters' Select Equity Fund series of Masters' Select Investment Trust as of December 12, 1996, in conformity with generally accepted accounting principles.



                                                     /s/ McGladrey & Pullen, LLP


New York, New York
December 13, 1996